May 14, 1996




Securities and Exchange Commission
Division of Corporation Finance
450 Fifth Street, NW
Stop 1-4
Washington, D.C. 20549-1004

Attention:  Filing Desk

RE:  Thiokol Corporation
     Commission File No. 1-6179
     Current Report on Form 8-K dated May 14, 1996

Ladies/Gentlemen:

This Form 8-K is being filed electronically on EDGAR pursuant to Item 5, Other Events.

Sincerely,



Edwin M. North

Enclosures

cc:   New York Stock Exchange (w/manually signed copy of report)
      Chicago Stock Exchange (w/manually signed copy of report)




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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                  ---------


                                   FORM 8-K

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):     May 14, 1996


                             Thiokol Corporation
- - ----------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                   Delaware
- - ----------------------------------------------------------------------
                (State or other jurisdiction of incorporation)


               1-6179                                    36-2678716
        ------------------------              -------------------------------
        Commission File Number               (IRS Employer Identification No.)


2475 Washington Boulevard, Ogden, Utah                      84401-2398
- - ----------------------------------------------------------------------
(Address of principal executive offices)                    (Zip Code)


                                (801) 629-2000
                        -----------------------------
                          Registrant's Telephone Number






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                            ITEM 5 - OTHER EVENTS



                                                                 May 14, 1996



                             Thiokol Corporation

                           "Cautionary Statements"
               Private Securities Litigation Reform Act of 1995

Thiokol Corporation (Company) sets forth below "Cautionary Statements" for the purpose of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Many of the factors described below are discussed both in current and prior Company SEC filings. In addition to the inherent general business risk, including, but not necessarily limited to, changes in the level of economic activity in the markets where the Company does business, governmental and regulatory changes; the adverse outcome of litigation or claims (including environmental) asserted against the Company; weather; availability and price of raw materials (such as ammonium perchlorate and rayon yarn, an oxidizer for rocket propellant fuels and an essential material for case wrapping respectively), components, fuel, utilities and qualified suppliers, work and transportation stoppage, foreign currency fluctuations; events of casualty and calamity and changes in tax laws and accounting rules, major risks at this


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time which may impact the Company's  forward looking  statements  include but are not necessarily limited to the following risk factors:

     (i) The Company's National Aeronautical and Space Administration (NASA) Reusable Solid Rocket Motor (RSRM) contract for the Space Shuttle program is subject to substantial performance and financial risks. Without cause, the contract may be terminated for the convenience of the U.S. Government (government). Deliveries under the contract may be delayed or extended at the election of the government. The Congress may change the funding available to the contract. Actions by the government or Company may make the amount of the contract fee already booked inappropriate, thus causing a retroactive fee award adjustment including possible reimbursement to the government of fees the government has paid to the Company. There is no assurance the Company will be awarded additional RSRM contracts as a follow-on upon completion of the current "Buy III" contract expected to continue until fiscal year 2000. If the Company is awarded such a follow-on contract, the profitability and cash flow from such contract may not be at current levels. NASA's proposed privatization of the Space Shuttle Program could adversely impact the Company's RSRM contract in the out-years.

     (ii) The Company's maintenance of non RSRM space and defense contracts and programs (collectively "programs") and the availability and award of future programs with the government and prime contractors are subject to the risk of




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          termination or  renegotiation  by the government or failure of such programs  to be  funded.  The  Company's  ability  to  successfully compete and win new programs or retain current programs is also dependent on the availability of program funding; competition by others with the Company for such programs on price, quality, technology, facilities, delivery and product performance; changes in Congressional funding objectives; and federal agency demand and
          program   management   including   but  not   limited   to  program
          termination,  consolidation  or  privatization.  Risk  factors also
          include  the  degree  the  Company   successfully  manages  current
          programs,  obtaining or retaining new and existing programs and the
          profitability  of  such  programs  with   satisfactory   return  on
          investment on lower prices, costs and unit volumes of a contracting and competitive government procurement environment.


     (iii)The products and services, primarily through the Company's fastening systems business segment and the Company's minority equity investment in Howmet Corporation, sold by the Company to domestic and international commercial aerospace market are subject to the risks of the cyclical nature of the aircraft market and the phase of such cycle at any point in time. Although the Company believes this cycle is in recovery, such recovery can not be assured and delay or changes in aircraft and component orders and build schedules may impact the future demand for Company products, delivery and profitability. The Company's major aerospace customers are large and may exercise their market

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          power among a number of vendors including the Company competing for their business, by exerting pricing  pressure, delivery,  inventory
          and unit volume requirements.   Risks  to  the   Company   includes
          management's ability to maintain both product and manufacturing qualifications to meet the needs of its major customers and regulatory agencies; maintain or improve margins and return on investment in light of competitive pricing pressures, unit demand and product qualification and product substanuations by major customers. The Company's ability to maintain product pricing, and availability, delivery, and service are important risk factors.


    (iv) The products and services sold by the Company for domestic and international, and industrial commercial markets, primarily through the fastening systems business segment and the Company's minority equity investment in Howmet Corporation, are subject to the risks of the level of general economic activity and industry capacity in mature industrial markets, product applications and technology associated primarily with aircraft, automotive, transportation, power generation, construction and other industrial applications. The risks for the Company include management's ability to successfully grow new and existing product lines, improve margins and returns on investment by successfully implementing asset management, pricing and cost reduction strategies. The Company's ability to maintain competitive products, pricing, availability, delivery and service are important customer and competitor risk factors.

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     (v)  Many  of  the  Company's  products  and  manufacturing   processes
          utilize highly energetic and hazardous materials. Major liability, employee safety, production disruptions and asset destruction or impairment risks exist. Unknown environmental hazzards including the designation of the Company as a responsible party in a Super Fund enforcement action by the Environmental Protection Agency and environmential claims by third parties pose a significant risk to the Company especially with respect to new acquisitions the Company may make with the implementation of its diversification and growth strategies to the extent such risks are not identified or otherwise indemnified by third parties.

     (vi) Management's ability to successfully implement and complete its long term diversification strategy making the Company less dependent on government space and defense procurement is a strategic risk factor. Risk factors associated with the successful completion of the Howmet acquisition will in part be dependent on the favorable operational and financial performance, favorable economic conditions and the availability of financing at reasonable costs and on reasonable terms from the capital markets at the time the Company exercises its option to acquire the balance of the equity ownership of Howmet from the Carlyle Group. Implementation of a successful growth and diversification strategy including acquisitions of new product lines and additions to existing product lines is a challenging risk to the Company and its long term success. There is strategic risk associated with the integration and

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          management  of new  business,  such as  Howmet,  into the  existing organization structure.

    (vii) Supplier and customer product qualifications are important to the Company as a supplier and as a purchaser. As a supplier, loss or failure to maintain product or manufacturing qualifications from major customers including the government and major commercial aerospace and aircraft manufaturers may result in a loss of markets and business for the Company. Vendor, component parts, and raw materials qualifications are important to the Company in the manufacture of its products including major propulsion systems such as the RSRM. Vendor, component parts and raw material qualifications may be limited and the loss of a major vendor as a supplier has the potential to cause a major and mateial delay in production or program management.

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                                  SIGNATURE


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                         THIOKOL CORPORATION
                                                             (Registrant)



Dated: May 14, 1996                       By: /s/
                                              ________________________________
                                              Edwin M. North
                                              Corporate Secretary


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